MARCH 30, 2006


               SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS


                                 ---------------


                             Cash Reserve Fund, Inc.

                                  Prime Series

                                 Treasury Series

                                 Tax-Free Series


The following replaces similar information in the prospectus under the heading "Buying and Selling Fund Shares":

Redemption by Check. You may establish special check redemption privileges that will allow you to redeem shares of the series you own by writing checks in amounts of $100 or more. These checks may be cashed or deposited in the same way as ordinary bank checks. You may use the same check regardless of which series of the fund you own. You will continue to earn dividends on your shares until the check is presented for payment and the corresponding shares are redeemed. Check redemption information will appear in your account with your securities dealer or service agent. Canceled checks will not be returned to you.

If the amount of your check exceeds the value of the shares of all series you own, the check will be returned to the payee marked "non-sufficient funds." Checks written for amounts less than $100 may also be returned. The fund, in its discretion, will honor such checks but will charge you a servicing fee of $15.

The fund reserves the right to terminate or alter check redemption privileges at any time, to impose a service charge, or to charge you for checks. The fund may also charge you for returned checks and for effecting stop payment orders.



               Please Retain This Supplement for Future Reference





March 30, 2006                               Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group